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                                                                  Exhibit 23.3
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                      CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this registration statement on Form S-8
(No. 333-     ) Pertaining to the Airsoft, Inc. 1993 Stock Plan, of our report dated June 12, 1995, on our audit of the financial statements of Spider Systems Limited. We also consent to the reference to our firm under the caption "Experts."

/s/ COOPERS & LYBRAND

Edinburgh, United Kingdom
September 26, 1996